UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 28, 2016

CATALENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36587	20-8737688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Schoolhouse Road Somerset, New Jersey	8873
(Address of Principal Executive Offices)	(Zip Code)
(732) 537-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On April 28, 2016, the softgel manufacturing facility of Catalent, Inc. (“Catalent”) located in Beinheim, France received an order from l’Agence National de Sécurité du Médicament et des produits de santé (the “ANSM”), the primary French pharmaceutical regulatory agency, lifting the previously announced suspension of pharmaceutical operations at the site, effective immediately. The order also reiterates Catalent’s commitment to work with its customers to address raw materials and finished products still present from the pre-suspension period in order to manage any risk of possible product contamination.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALENT, INC.

Date: April 29, 2016	By:	/s/ STEVEN FASMAN
	Name:	Steven Fasman
	Title:	Senior Vice President and General Counsel